UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2013

CYCLONE POWER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54449 (Commission File Number)	26-0519058 (IRS Employer Identification No.)

601 NE 26th Court, Pompano Beach, Florida (Address of principal executive offices)	33064 (Zip Code)

Registrant’s telephone number, including area code: (954) 943-8721

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement

On August 30, 2013 (the “Closing Date”) Cyclone Power Technologies, Inc. (the “Company”) closed a securities purchase agreement (the “Purchase Agreement”) with TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“TCA”). Pursuant to the terms of the Purchase Agreement, TCA shall purchase from the Company up to $2,000,000 of senior secured redeemable debentures (the “Debentures”) over the following 12 months.

As of the Closing Date, TCA purchased a Debenture in the amount of $400,000 which bears simple interest at 12% per annum plus a 6% redemption premium, and matures in 12 months. Ten equal monthly interest and principal payments will commence in December 2013 with only interest due prior to then. The Debenture is not convertible into common stock unless the Company is in Default. There is no pre-payment penalty associated with the Debenture.

The Company’s obligations to TCA under the Debentures are secured by a security agreement granting TCA an unconditional and continuing first priority security interest in the Company’s assets (the “Security Agreement”) and a separate security agreement and guaranty (the “Guaranty Agreement”) signed by the Company’s two subsidiaries, Cyclone-WHE LLC and Cyclone Performance LLC (the “Subsidiaries”).

Under the Purchase Agreement, as consideration for advisory services provided by TCA to the Company prior to the Closing Date, the Company has paid to TCA a fee of $100,000 in shares of restricted common stock. Additionally, TCA or its associates have received certain other legal, diligence and commitment fees pursuant to the Purchase Agreement.

The descriptions of the Purchase Agreement, the Debenture, the Security Agreements and the Guaranty Agreement set forth above are qualified in their entirety by reference to the full text of each such agreement, provided as Exhibits hereto.

ITEM 2.03      Creation of Direct Financial Obligation.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference

ITEM 3.02      Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

The Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of our securities under the Purchase Agreement pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, TCA is an “accredited investor” and/or qualified institutional buyer and TCA has access to information about us and its investment.

ITEM 9.01	Financial Statements and Exhibits

10.25	Securities Purchase Agreement by and between the Company and TCA, with an effective date of September 1, 2013.

10.26	Senior Secured Redeemable Debenture by and between the Company and TCA, with an effective date of September 1, 2013.

10.27	Security Agreement by and between the Company and TCA, with an effective date of September 1, 2013.

10.28	Security Agreement by and between the Subsidiaries and TCA, with an effective date of September 1, 2013.

10.29	Guaranty Agreement by and between the Subsidiaries and TCA, with an effective date of September 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 6, 2013	CYCLONE POWER TECHNOLOGIES, INC.

	By:	/s/ Harry Schoell
Harry Schoell
Chairman and CTO

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